UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) February 23, 2007

AZCO MINING INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-20430	84-1094315
(Commission File Number)	(IRS Employer Identification No.)

7239 N El Mirage Road
Glendale, AZ 85307
(Address of Principal Executive Offices)(Zip Code)

Registrant's Telephone Number, Including Area Code (623) 935-0774

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(  ) Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

(  ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a -12)

(  ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

(  ) Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02. Unregistered Sales of Equity Securities

THE SUMMARY OF THE AMENDMENT TO THE PRIVATE PLACEMENT SET FORTH BELOW IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO: (1) THE MARCH 22, 2006 AND SEPTEMBER 6, 2006 SENIOR SECURED CONVERTIBLE NOTES, ADDITIONAL INVESTMENT RIGHT AGREEMENTS AND THE WARRANT AGREEMENTS, AND THE AMENDMENTS THERETO, EXECUTED BY THE COMPANY IN CONNECTION WITH THE PRIVATE PLACEMENTS, THE FORM OF SUCH DOCUMENTS FILED AS EXHIBITS TO THIS FORM 8-K; AND (2) THE FORM 8-K/A FILED BY THE COMPANY ON SEPTEMBER 15, 2006, THE FORM 8-K FILED BY THE COMPANY ON SEPTEMBER 8, 2006, AND THE FORM 8-K FILED BY THE COMPANY ON MARCH 23, 2006.

On February 26, 2007, Azco Mining Inc. (“Azco”) announced that it has amended the terms of the private placement of senior secured convertible notes, additional investment rights and warrants issued March 22, 2006 and September 6, 2006 to five institutional investors.

Under terms of the amendment, the date by which the company is required to file a registration statement with the Securities and Exchange Commission has been extended from November 5, 2006 until April 30, 2007, and the date by which such registration statement is required to be declared effective has been extended from February 4, 2007 until July 31, 2007. The investors agreed to forgo all liquidated damages and penalties related to the previous deadlines. The company agreed to seek shareholder approval for an increase in its authorized capital, from the current authorized limit of 100 million shares, to 200 million shares, and, if necessary, to file additional registration statements. In connection with the transaction, the company issued 1,750,000 warrants, giving note holders the right to purchase common stock at a price of $1.25 per share for a period of five years.

The convertible notes aggregate $3,781,662. At the option of the holders of the convertible notes, the principal amount outstanding is convertible into the company’s common stock at a conversion price of $1.00 per share. The convertible notes have a maturity date of January 1, 2008. Interest of 7% per annum and principal are to be amortized over 12 months beginning February 1, 2007. The company may repay principal and accrued interest in cash or in shares of its common stock. Following March 20, 2007, if the company issues restricted common stock as a monthly installment that is not eligible for resale under Rule 144 and the registration statement is not effective, a note holder has the right to require the company to repurchase in cash such restricted stock at a 30% premium to the issue price.

The Company undertook this offering in reliance upon Section 4(2) and Rule 506 of Regulation D of the Securities Act of 1933, as amended.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

The following exhibits are filed herewith:

Exhibit
Number	Description

4.1	Amendment No. 2 to Securities Purchase Agreement, Senior Secured Convertible Notes and Warrants

4.2	Warrant A

4.3	Warrant B

99.1	Press Release dated February 26, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

AZCO MINING, INC.
 (Registrant)

Date: March 22, 2006	/s/ W. Pierce Carson
W. Pierce Carson
Chief Executive Officer

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